Exhibit 10.2

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of                     , 2023 by and between New Ruipeng Pet Group Inc., an exempted company incorporated and existing under the laws of the Cayman Islands (the “Company”), and                      (ID Card No.                    ) (the “Indemnitee”).

WHEREAS, the Indemnitee has agreed to serve as a director or officer of the Company and in such capacity will render valuable services to the Company; and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to render valuable services to the Company, the board of directors of the Company (the “Board”) has determined that this Agreement is not only reasonable and prudent, but necessary to promote and ensure the best interests of the Company and its shareholders;

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and other good and valuable consideration, including, without limitation, the service of the Indemnitee, the receipt of which hereby is acknowledged, and in order to induce the Indemnitee to render valuable services the Company, the Company and the Indemnitee hereby agree as follows:

1. Definitions. As used in this Agreement:

(a) “Change in Control” shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A whether or not the Company is then subject to such reporting requirement (or in response to any similar item on any similar or successor schedule or form) promulgated under the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”); provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred (irrespective of the applicability of the initial clause of this definition) if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Act, but excluding any trustee or other fiduciary holding securities pursuant to an employee benefit or welfare plan or employee share plan of the Company or any subsidiary or affiliate of the Company, or any entity organized, appointed, established or holding securities of the Company with voting power for or pursuant to the terms of any such plan) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the Continuing Directors (as defined below) in office immediately prior to such person’s attaining such interest; (ii) the Company is a party to a merger, consolidation, scheme of arrangement, sale of assets or other reorganization, or a proxy contest, as a consequence of which Continuing Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of the Company (or any successor entity) thereafter; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of the Company (including for this purpose any new director whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) (such directors being referred to herein as “Continuing Directors”) cease for any reason to constitute at least a majority of the Board of the Company.

(b) “Disinterested Director” with respect to any request by the Indemnitee for indemnification or advancement of expenses hereunder shall mean a director of the Company who neither is nor was a party to the Proceeding (as defined below) in respect of which indemnification or advancement is being sought by the Indemnitee.

(c) The term “Expenses” shall mean, without limitation, expenses of Proceedings, including attorneys’ fees, disbursements and retainers, accounting and witness fees, expenses related to preparation for service as a witness and to service as a witness, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement of a Proceeding by or on behalf of the Indemnitee, costs of attachment or similar bonds, any expenses of attempting to establish or establishing a right to indemnification or advancement of expenses, under this Agreement, the Company’s Memorandum of Association and Articles of Association as currently in effect (the “Articles”), applicable law or otherwise, and reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which the Indemnitee is not otherwise compensated by the Company or any third party. The term “Expenses” shall not include the amount of judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are actually levied against or sustained by the Indemnitee to the extent sustained after final adjudication.

(d) The term “Independent Legal Counsel” shall mean any firm of attorneys reasonably selected by the Board of the Company, so long as such firm has not represented the Company, the Company’s subsidiaries or affiliates, the Indemnitee, any entity controlled by the Indemnitee, or any party adverse to the Company, within the preceding five (5) years. Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification or advancement of expenses under this Agreement, the Company’s Articles, applicable law or otherwise.

(e) The term “Proceeding” shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, or other proceeding (including, without limitation, an appeal therefrom), formal or informal, whether brought in the name of the Company or otherwise, whether of a civil, criminal, administrative or investigative nature, and whether by, in or involving a court or an administrative, other governmental or private entity or body (including, without limitation, an investigation by the Company or its Board), by reason of (i) the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as an agent of another enterprise, whether or not the Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided under this Agreement, (ii) any actual or alleged act or omission or neglect or breach of duty, including, without limitation, any actual or alleged error or misstatement or misleading statement, which the Indemnitee commits or suffers while acting in any such capacity, or (iii) the Indemnitee attempting to establish or establishing a right to indemnification or advancement of expenses pursuant to this Agreement, the Company’s Articles, applicable law or otherwise.

(f) The phrase “serving at the request of the Company as an agent of another enterprise” or any similar terminology shall mean, unless the context otherwise requires, serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit or welfare plan or other enterprise, foreign or domestic. The phrase “serving at the request of the Company” shall include, without limitation, any service as a director/an executive officer of the Company which imposes duties on, or involves services by, such director/executive officer with respect to the Company or any of the Company’s subsidiaries, affiliates, employee benefit or welfare plans, such plan’s participants or beneficiaries or any other enterprise, foreign or domestic. In the event that the Indemnitee shall be a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, trust, employee benefit or welfare plan or other enterprise, foreign or domestic, 30% or more of the ordinary shares, combined voting power or total equity interest of which is owned by the Company or any subsidiary or affiliate thereof, then it shall be presumed conclusively that the Indemnitee is so acting at the request of the Company.

2. Services by the Indemnitee. The Indemnitee agrees to serve as a director or officer of the Company in accordance with applicable law and the Company’s Articles of Association, or under any agreement with the Company, for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing or is removed from the Indemnitee’s position; provided, however, that the Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law).

3. Proceedings by or in the Right of the Company. To the fullest extent permitted by applicable law, the Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as an agent of another enterprise, against all Expenses, judgments, fines, interest or penalties, and excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal Proceeding, had no reasonable cause to believe that Indemnitee’s conduct was unlawful except that no indemnification under this section shall be made in respect of any claim, issue or matter as to which such person shall have been adjudicated by final judgment by a court of competent jurisdiction to be liable to the Company for willful misconduct in the performance of his/her duty to the Company, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which such other court shall deem proper.

4. Proceeding Other Than a Proceeding by or in the Right of the Company. To the fullest extent permitted by applicable law, the Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company), by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as an agent of another enterprise, against all Expenses, judgments, fines, interest or penalties, and excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in connection with such a Proceeding; provided, however, that any settlement of a Proceeding must be approved in advance in writing by the Company (which approval shall not be unreasonably withheld).

5. Indemnification for Costs, Charges and Expenses of Witness or Successful Party. Notwithstanding any other provision of this Agreement (except as set forth in subparagraph 10(a) hereof), and without a requirement for determination as required by Paragraph 8 hereof, to the extent that the Indemnitee (a) has prepared to serve or has served as a witness in any Proceeding in any way relating to (i) the Company or any of the Company’s subsidiaries, affiliates, employee benefit or welfare plans or such plan’s participants or beneficiaries or (ii) anything done or not done by the Indemnitee as a director or officer of the Company or in connection with serving at the request of the Company as an agent of another enterprise, or (b) has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, the Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by the Indemnitee in connection therewith to the fullest extent permitted by applicable law.

6. Primacy of Indemnification. The Company hereby acknowledges that, to the extent the Indemnitee is serving as a director or officer of the Company at the direction of another person or entity, the Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by such other person or entity and/or its affiliates (collectively, the “Other Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to the Indemnitee are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Director are secondary); (ii) that it shall be required to advance the full amount of Expenses incurred by the Indemnitee and shall be liable for the full amount of all Expenses to the extent legally permitted and as required by the terms of this Agreement (or any agreement between the Company and the Indemnitee), without regard to any rights the Indemnitee may have against the Other Indemnitors; and (iii) that it irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof to the extent permitted by the applicable law. The Company further agrees that no advancement or payment by the Other Indemnitors on behalf of the Indemnitee, to the extent reasonable and necessary, with respect to any claim for which the Indemnitee has sought indemnification from the Company shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Indemnitee against the Company; provided, that the Indemnitee may not receive duplicate payments for the same proceedings or claims. The Company and the Indemnitee agree that the Other Indemnitors are express third party beneficiaries of the terms hereof.

7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are actually and reasonably incurred by the Indemnitee in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount of the Indemnitee’s Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, then the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, interest or penalties or excise taxes to which the Indemnitee is entitled.

8. Advancement of Expenses. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law; provided, however, that the Indemnitee shall set forth in such request reasonable evidence that such Expenses have been incurred by the Indemnitee in connection with such Proceeding, a statement that such Expenses do not relate to any matter described in subparagraph 10(a) of this Agreement, and an undertaking in writing to repay any advances if it is ultimately determined as provided in subparagraph 9(b) of this Agreement that the Indemnitee is not entitled to indemnification under this Agreement.

9. Indemnification Procedure; Determination of Right to Indemnification.

(a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim for indemnification or advancement of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing. The omission to so notify the Company will not relieve the Company from any liability which the Company may have to the Indemnitee under this Agreement unless the Company shall have lost significant substantive or procedural rights with respect to the defense of any Proceeding as a result of such omission to so notify.

(b) The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by applicable law, for indemnification pursuant to this Agreement and shall be absolutely entitled to such indemnification. The Company shall have the burden of proof in overcoming such presumption, and such presumption shall be used as a basis for a determination of entitlement to indemnification unless the Company overcomes such presumption by clear and convincing evidence. If there is a Change of Control of the Company, upon written request by Indemnitee for indemnification, any determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made by Independent Counsel selected by Indemnitee with the consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed) in a written opinion, a copy of which shall be delivered to the Company and Indemnitee, and the Company agrees to pay the fees and expenses of the Independent Counsel.

(c) If a claim for indemnification or advancement of Expenses under this Agreement is not paid by the Company within thirty (30) days after receipt by the Company of written notice thereof, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. Such judicial proceeding shall be made de novo. The burden of proving that indemnification or advances are not appropriate shall be on the Company. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (i) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Company and/or its shareholders, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification or advancement of Expenses under this Agreement, except as may be provided herein.

(d) If a court of competent jurisdiction shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

(e) With respect to any Proceeding for which indemnification or advancement of Expenses is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee’s written consent. The Indemnitee shall have the right to employ his/her own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding or that counsel selected by the Company may not be adequately representing the Indemnitee, or (iii) the Company shall not in fact have employed, or cease or terminate the employment of, counsel to assume the defense of a proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee.

10. Limitations on Indemnification. No payments pursuant to this Agreement shall be made by the Company, provided that the payments to be made by the Company pursuant to this Agreement shall arise from the Indemnitee’s service in his or her capacity as a director or executive officer of the Company, as the case may be:

(a) To indemnify or advance funds to the Indemnitee for Expenses with respect to (i) Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law or (ii) Expenses incurred by the Indemnitee in connection with voluntarily preparing to serve or serving, prior to a Change in Control, as a witness in cooperation with any party or entity who or which has threatened or commenced any action or proceeding against the Company, or any director, officer, employee, trustee, agent, representative, subsidiary, parent corporation or affiliate of the Company, but such indemnification or advancement of Expenses in each such case may be provided by the Company if the Indemnitee was obligated to serve as such a witness, or if the Board finds it to be appropriate;

(b) for which payment has actually been received by or on behalf of Indemnitee under any insurance policy, contract, agreement or other indemnity or advancement provision, except with respect to any excess beyond the amount actually received under any such insurance policy, contract, agreement, other indemnity or advancement provision or otherwise; provided, however, that payment made to Indemnitee pursuant to an insurance policy purchased and maintained by Indemnitee at his or her own expense of any amounts otherwise indemnifiable or obligated to be made pursuant to this Agreement shall not reduce the Company’s obligations to Indemnitee pursuant to this Agreement

(c) To indemnify the Indemnitee for any Expenses, judgments, fines, interest or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Act or similar provisions of any foreign or United States federal, state or local statute or regulation;

(d) To indemnify the Indemnitee for any Expenses, judgments, fines, interest or penalties, or excise taxes on account of the Indemnitee’s conduct if such conduct shall be finally adjudged to constitute actual fraud or willful deceit actually committed by the Indemnitee; or

(e) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful. In this respect, the Company and the Indemnitee have been advised that the U.S. Securities and Exchange Commission takes the position that indemnification for liabilities arising under securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication; or

(f) To indemnify the Indemnitee in connection with Indemnitee’s personal tax matter.

11. Continuation of Indemnification. All agreements and obligations of the Company contained herein shall continue during the period that the Indemnitee is a director or officer of the Company (or is or was serving at the request of the Company as an agent of another enterprise, foreign or domestic) and shall continue thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was a director or officer of the Company or serving in any other capacity referred to in this Paragraph 10.

12. Indemnification Hereunder Not Exclusive.

(a) The indemnification provided by this Agreement shall not be deemed to be exclusive of any other rights to which the Indemnitee may be entitled under the Company’s Articles, any agreement, vote of shareholders or vote of Disinterested Directors, provisions of applicable law, or otherwise, both as to action or omission in the Indemnitee’s official capacity and as to action or omission in another capacity on behalf of the Company while holding such office. To the extent that a change in applicable law, whether by statute or judicial decision, permits greater indemnification, hold harmless or exoneration rights or advancement of Expenses than would be afforded currently under the Charter or this Agreement, then this Agreement (without any further action by the parties hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by law. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

(b) The Companies Law and the Charter permit the Company to purchase and maintain insurance or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond (“Indemnification Arrangements”) on behalf of Indemnitee against any liability asserted against Indemnitee or incurred by or on behalf of Indemnitee or in such capacity as a director, officer, employee or agent of the Company, or arising out of Indemnitee’s status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement or under the Companies Act, as it may then be in effect. The purchase, establishment, and maintenance of any such Indemnification Arrangement shall not in any way limit or affect the rights and obligations of the Company or of Indemnitee under this Agreement except as expressly provided herein, and the execution and delivery of this Agreement by the Company and Indemnitee shall not in any way limit or affect the rights and obligations of the Company or the other party or parties thereto under any such Indemnification Arrangement.

(c) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, trustees, partners, managing members, fiduciaries, employees, or agents of the Company or of any other entity which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, trustee, partner, managing member, fiduciary, employee or agent under such policy or policies. If, at the time the Company receives notice from any source of a Proceeding as to which Indemnitee is a party or a participant (as a witness or otherwise), the Company has director and officer liability insurance in effect, the Company shall give prompt notice of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

13. Successors and Assigns.

(a) This Agreement shall be binding upon the Indemnitee, and shall inure to the benefit of, the Indemnitee and the Indemnitee’s heirs, executors, administrators and assigns, whether or not the Indemnitee has ceased to be a director or officer, and the Company and its successors and assigns. Upon the sale of all or substantially all of the business, assets or share capital of the Company to, or upon the merger of the Company into or with, any corporation, partnership, joint venture, trust or other person, this Agreement shall inure to the benefit of and be binding upon both the Indemnitee and such purchaser or successor person. Subject to the foregoing, this Agreement may not be assigned by either party without the prior written consent of the other party hereto.

(b) If the Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify the Indemnitee’s estate and the Indemnitee’s spouse, heirs, executors, administrators and assigns against, and the Company shall, and does hereby agree to assume, any and all Expenses actually and reasonably incurred by or for the Indemnitee or the Indemnitee’s estate, in connection with the investigation, defense, appeal or settlement of any Proceeding. Further, when requested in writing by the spouse of the Indemnitee, and/or the Indemnitee’s heirs, executors, administrators and assigns, the Company shall provide appropriate evidence of the Company’s agreement set out herein to indemnify the Indemnitee against and to itself assume such Expenses.

14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

15. Severability. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision thereof shall be held to be invalid, unlawful or unenforceable for any reason, such invalidity, unlawfulness or unenforceability shall not affect the validity, unlawfulness or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law. The Company’s inability, pursuant to a court order or decision, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.

16. Savings Clause. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, interest or penalties, or excise taxes assessed with respect to any employee benefit or welfare plan, which are incurred with respect to any Proceeding to the fullest extent permitted by any (a) applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or (b) applicable law.

17. Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning and any ambiguities shall not be construed for or against either party. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in all respects in accordance with the laws of the Cayman Islands without regard to the conflict of laws principles thereof.

18. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company’s Articles, or by other agreements, including directors’ and officers’ liability insurance policies, of the Company.

19. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

20. Notices. Any notice required to be given under this Agreement shall be directed to the Company at New Ruipeng Pet Group Inc., 56F, Building A, Kingkey Timemark, No. 9289 Binhe Boulevard, Futian District, Shenzhen, Guangdong Province 518042, People’s Republic of China, People’s Republic of China, Attention: Ms. Li Li, and to the Indemnitee at                                                                                                                                 or to such other address as either party shall designate to the other in writing.

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IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.

New Ruipeng Pet Group Inc.
By:
Name:
Title:
INDEMNITEE
By:
Name:

[Signature Page to Indemnification Agreement]